UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21471
                                                     ---------------------

                Nuveen Tax-Advantaged Total Return Strategy Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: June 30, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                 SEMIANNUAL REPORT June 30, 2005

                        Nuveen Investments
                        Closed-End
                        Exchange-Traded
                        Funds

        NUVEEN
TAX-ADVANTAGED
  TOTAL RETURN
 STRATEGY FUND
           JTA

Photo of: Man, woman and child at the beach.
Photo of: A child.

OPPORTUNITIES FOR CAPITAL APPRECIATION AND TAX-ADVANTAGED DISTRIBUTIONS FROM A PORTFOLIO OF VALUE EQUITIES AND SENIOR LOANS


Logo: NUVEEN Investments

Photo of: Woman
Photo of: Man and child
Photo of: Woman


NOW YOU CAN RECEIVE YOUR NUVEEN FUND REPORTS FASTER.

NO MORE WAITING.
SIGN UP TODAY TO RECEIVE NUVEEN FUND INFORMATION BY E-MAIL.

It only takes a minute to sign up for E-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready -- no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if you wish.


                            -----------------------
                               DELIVERY DIRECT TO
                                YOUR E-MAIL INBOX
                            -----------------------

IT'S FAST, EASY & FREE:

WWW.INVESTORDELIVERY.COM
if you get your Nuveen Fund dividends
and statements from your financial
advisor or brokerage account.

OR

WWW.NUVEEN.COM/ACCOUNTACCESS
if you get your Nuveen Fund dividends
and statements directly from Nuveen.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)


Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS

I am very pleased to report that for the six-month period ended June 30, 2005, your Fund was able to provide you with the opportunity for attractive tax-advantaged income and capital appreciation potential.

Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment


"IN ADDITION TO PROVIDING ATTRACTIVE MONTHLY DISTRIBUTIONS, AN EQUITY INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."


returns over time. In addition to providing attractive monthly distributions, an equity investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these advantages in more detail. urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information faster by using e-mails and the Internet. Sign up is quick and easy
- see the inside front cover of this report for step-by-step instructions.

Earlier in 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), sold a substantial portion of its stake in Nuveen. More recently, St. Paul sold the balance of its shares in Nuveen to us or to others. Please be assured that these transactions only affect Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Fund to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you secure your long-term financial goals. We thank you for choosing us as a partner as you work toward that objective.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

August 15, 2005

Nuveen Tax-Advantaged Total Return Strategy Fund
(JTA)

Portfolio Managers'
         COMMENTS


The Fund features management by two affiliates of Nuveen Investments. The Fund's investments in dividend-paying common and preferred stocks are managed by NWQ Investment Management Company, LLC, while the Fund's investments in senior corporate loans and other debt instruments are managed by Symphony Asset Management, LLC. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team at that firm. He has more than 22 years of investment management experience. The Symphony team is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt. Here Jon, Gunther and Lenny talk about their management strategies and the performance of the Fund for the six-month period ended June 30, 2005.



WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE PERIOD ENDED JUNE 30, 2005?

For the equity portion of the Fund's portfolio, we continued to employ an opportunistic, bottom-up strategy that focused on identifying attractively valued companies that we thought possessed favorable risk/reward characteristics and emerging catalysts that could unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also continued to focus on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We believe that cash flow analysis often has offered a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

During this reporting period, we took two new common stock positions and added to our stakes in several existing holdings. The new investments include Merck & Co. and POSCO. Our analysis indicated these companies possessed solid fundamentals, compelling valuations and an attractive risk/reward relationship. Conversely, we eliminated our positions in Tate & Lyle, and Weyerhauser Co. where valuations had become less attractive, and in Delphi, where fundamentals had deteriorated.

In general, we maintained a cautious outlook for long-term interest rates. As a result, we favored preferred stocks with lower interest rate sensitivity. In addition, we purchased several floating rate positions to hedge against further increases in short-term interest rates.

For the senior loan portion of the portfolio, we focused on executing a conservative portfolio management strategy that emphasized carefully selecting both industry sectors and individual companies. We analyzed opportunities to upgrade the portfolio by selling loans in sectors that we believed could have problems over the coming months and rotating into what we believed were safer, less cyclical sectors that would provide stronger asset protection. This strategy led us to sell almost all of our automotive exposure before the sector experienced significant volatility in May due to fears surrounding General Motors and Ford. Given the robust volume of new offerings, we were able to rotate into loans that we felt provided more asset protection and less likelihood of earnings volatility. Industry sectors to which we continued to be favorably disposed included food and beverage/consumer products, industrials, and gaming. Industry sectors about which we were cautious included automotive, telecom, and finance. When evaluating loans, we continued to look at the fundamentals of the issuer. At the same time, we also closely monitored the relative value of the loans we held or were considering as compared with other closely related loans or securities in the high yield bond market.


HOW DID THE FUND PERFORM?
Fund performance results, as well as the performance of a relevant benchmark, are shown in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE*
For the period June 30, 2005

                                    6-MONTH          1-YEAR
--------------------------------------------------------------------------------
JTA                                 1.64%            15.65%
--------------------------------------------------------------------------------
Comparative benchmark1              1.69%            12.83%
--------------------------------------------------------------------------------

*Six-month returns are cumulative and one-year returns are annualized.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.


1 The comparative benchmark designed to reflect the portfolio composition of JTA is calculated by combining 1) 56% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values, 2) 16% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization-weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 8% of the return of the Merrill Lynch DRD Preferred Index, which consists of investment-grade, dividends received deduction- eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 20% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

For the six-month period ended June 30, 2005, JTA produced a cumulative total return that was comparable with an unleveraged, unmanaged benchmark comprised of the same asset classes in the same relative weightings as are represented in the Fund's portfolio.

Overall, market conditions proved to be more difficult in the first six months of 2005 than in the last six months of 2004. This is seen in the differences between the six-month and one-year returns shown here for both the Fund and its comparative benchmark. Nevertheless, the Fund's portfolio did have several holdings that produced solid gains during this six-month period. For example, our investments in the energy sector provided the most significant impact to performance during the period. Energy stocks tended to outperform other sectors as crude oil prices reached record highs and the prospect of even higher energy prices continued to create demand for these securities. Along with strong operating results, oil and gas companies were generating significant free cash flows which they were using for debt reduction and share repurchases - actions that strengthened their balance sheets and accreted value to their equity shareholders. As of June 30, 2005, our energy investments included exploration companies ENI Spa and Kerr McGee, as well as integrated firms ChevronTexaco Corp., ConocoPhillips, and Total S.A.

In the finance sector, our investment in IndyMac Bancorp appreciated 18% during this reporting period as the company exceeded earnings expectations due to increased mortgage volumes brought on by declining long-term interest rates. Shares of Hartford Financial Services gained 8% as the rising stock market contributed to strong sales of the company's annuity products, and Aon Corp. posted a 5% gain as ongoing cost cutting initiatives enabled the company to exceed earnings expectations during an otherwise environment for property-casualty insurance companies.

Our tobacco positions of Altria Group Inc. and Loews-Carolina Group rose 6% and 15%, respectively, because of improving industry fundamentals and a favorable litigation outlook, and Lockheed Martin Corp. posted a 17% gain as the company was part of a consortium that was the surprising winner of a contract to build a new fleet of presidential helicopters. In addition, our investment in Korea Electric Power Corp. appreciated 18% as hotter-than- normal weather is contributing to increased electricity demand, while a strong South Korean won versus the U.S. dollar is helping to offset rising fuel costs.

In our preferred portfolio, our underweight of Agency-issued preferred securities relative to the comparative benchmark benefited the portfolio as FNMA and FHLMC continue to work through their regulatory issues.

Conversely, auto parts supplier Delphi Corp. declined 52% during the period, after the company announced the need to restate earnings due to improper accounting practices related to its rebates from suppliers. We determined that the company faced an environment that could make a recovery very difficult, and we elected to sell our holding. Fortunately, this investment was a relatively small position in the Fund's portfolio.

Our investments in International Paper Co. and Packaging Corporation of America declined 28% and 11%, respectively, during the period due to pricing pressures and softening demand. The paper industry is facing some upcoming capacity issues as new pulp mills in China and Latin America are projected to come on line much sooner than expected, which could have a negative impact on future pricing power. Our investment in Albertson's declined 13% on lowered earnings expectations due to increased price and promotional pressures among the traditional supermarket retailers, and Fannie Mae fell 18% as an accounting restatement and proposed legislation granting broader authority to a new regulator put downward pressure on its stock.

In addition, our telecommunication stocks underperformed during the period following strong gains last year. Their decline was related to valuations and to concerns about cellular subscriber growth as wireless penetration approaches 60% of the U.S. population. Fears of growth in VoIP (Voice over Internet Protocol) remained the dominant threat to the industry.

In the senior loan portion of the Fund's portfolio, our holdings were in line with the positive performance of the loan market in general over the six month period. In particular, Anthony Crane, a large renter of industrial cranes and equipment, had a positive impact on the Fund's performance during the period. We sold this position for a substantial gain before the end of the period.

Given some relative weakness in the high yield market over this period, several high yield positions had a negative impact on Fund performance during these six months. In addition, Federal Mogul was in Chapter 11 bankruptcy proceedings as of June 30, 3005, and the term loan we held had a negative impact on performance during this reporting period.

                        Distribution and Share Price
                                INFORMATION



In addition to owning preferred stocks, the Fund has issued its own preferred shares, called FundPreferredTM, and entered into a series of short-term borrowing arrangements. This FundPreferred and borrowing provides a degree of financial leverage that can enhance the Fund's returns and supplement the income available to pay common shareholder distributions, but also can increase share price volatility. This leveraging strategy provided incremental income and helped enhance shareholder distributions over this reporting period.

The Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors. Under this policy, the Fund's monthly distributions will be paid from net investment income generated by its underlying securities as well as from net realized capital gains and/or returns of capital, generally representing net unrealized capital gains. Over this six-month reporting period, the Fund has maintained a stable monthly distribution of $0.10 per share.

As of June 30, 2005, the Fund was trading at a -6.53% discount to its net asset value. This was less than the average -8.53% discount the Fund exhibited over the course of the entire six-month reporting period.

Nuveen Tax-Advantaged Total Return Strategy Fund
JTA

Performance
     OVERVIEW  As of June 30, 2005


Pie Chart:
PORTFOLIO ALLOCATION
(as a % of  total investments)
Common Stocks                  70.7%
Variable Rate Senior
Loan Interests                 14.9%
Preferred Securities            8.8%
Corporate Bonds                 3.1%
High-Grade Short-Term
Investments                     2.5%


Bar Chart:
2004-2005 MONTHLY DISTRIBUTIONS PER SHARE
Jul                           0.0735
Aug                           0.0735
Sep                           0.0735
Oct                           0.0735
Nov                           0.0735
Dec                              0.1
Jan                              0.1
Feb                              0.1
Mar                              0.1
Apr                              0.1
May                              0.1
Jun                              0.1

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1//04                       16.8
                              16.85
                              17.18
                              17.21
                              17.1
                              17.14
                              17.24
                              17.22
                              17.22
                              17.3
                              17.4
                              17.3
                              17.22
                              17.13
                              17.35
                              17.28
                              17.03
                              17.07
                              17.06
                              17.03
                              17.3
                              17.3
                              17.39
                              17.45
                              17.59
                              17.55
                              17.35
                              17.49
                              17.46
                              17.55
                              17.5
                              17.51
                              17.17
                              17.37
                              17.22
                              17.34
                              17.25
                              17.3
                              17.5
                              17.5
                              17.5
                              17.57
                              17.62
                              17.92
                              17.84
                              17.9
                              18
                              17.98
                              17.95
                              17.95
                              17.89
                              17.82
                              17.68
                              17.64
                              17.8
                              17.8
                              17.87
                              17.89
                              17.88
                              17.95
                              18.05
                              17.95
                              18.05
                              18.14
                              18.2
                              18.3
                              18.4
                              18.26
                              18.23
                              18.24
                              18.22
                              18.15
                              18.13
                              18.04
                              18.03
                              18
                              18
                              17.93
                              17.75
                              17.61
                              17.62
                              17.52
                              17.7
                              17.81
                              17.86
                              17.83
                              17.82
                              18
                              18.05
                              18.08
                              18.12
                              18.34
                              18.18
                              18.13
                              18.16
                              18.26
                              18.44
                              18.5
                              18.64
                              18.73
                              18.46
                              18.37
                              18.45
                              18.45
                              18.4
                              18.57
                              18.7
                              18.78
                              19.17
                              19.2
                              19.45
                              19.61
                              19.5
                              19.45
                              19.29
                              19.24
                              19.15
                              19.08
                              18.96
                              18.81
                              18.88
                              18.95
                              18.85
                              19.08
                              19.13
                              19.25
                              19.27
                              19.28
                              19.35
                              19.54
                              19.41
                              19.53
                              19.43
                              19.52
                              19.46
                              19.43
                              19.37
                              19.38
                              19.49
                              19.47
                              19.35
                              19.45
                              19.49
                              19.4
                              19.29
                              19.3
                              19.26
                              19.3
                              19.42
                              19.51
                              19.63
                              19.69
                              19.83
                              19.83
                              19.85
                              19.68
                              19.64
                              19.62
                              19.6
                              19.83
                              19.72
                              19.64
                              19.58
                              19.38
                              19.33
                              19.39
                              19.62
                              19.6
                              19.7
                              19.7
                              19.73
                              19.85
                              19.82
                              19.79
                              19.67
                              19.7
                              19.41
                              19.43
                              19.25
                              19.16
                              19.42
                              19.37
                              19.36
                              19.19
                              19.05
                              19.02
                              18.84
                              18.66
                              19.04
                              19.2
                              19.2
                              19.14
                              19.28
                              19.25
                              19.36
                              19.52
                              19.5
                              19.35
                              19.3
                              19.01
                              18.85
                              18.72
                              18.99
                              18.8
                              19.15
                              19.19
                              19.15
                              19.15
                              19.16
                              19.17
                              19.39
                              19.39
                              19.31
                              19.4
                              19.66
                              19.57
                              19.72
                              19.55
                              19.63
                              19.57
                              19.6
                              19.53
                              19.58
                              19.69
                              19.55
                              19.7
                              19.75
                              19.88
                              19.78
                              19.63
                              19.79
                              19.89
                              19.74
                              19.68
                              19.7
                              19.75
                              19.92
                              19.97
                              19.76
                              19.85
                              19.8
                              19.88
                              19.82
                              19.89
                              19.89
                              19.92
                              19.8
                              19.7
                              19.87
                              19.7
                              19.75
                              19.68
                              19.9
                              19.95
6/30/05                       19.9

FUND SNAPSHOT
------------------------------------
Common Share Price            $19.90
------------------------------------
Common Share
Net Asset Value               $21.29
------------------------------------
Premium/(Discount) to NAV     -6.53%
------------------------------------
Market Yield1                  6.03%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $294,971
------------------------------------

CUMULATIVE TOTAL RETURN
(Inception 1/27/04)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)    6.04%         1.64%
------------------------------------
1-Year         25.58%        15.65%
------------------------------------
Since
Inception       4.87%        13.06%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Diversified Telecommunication
  Services                      8.7%
------------------------------------
Oil & Gas                       8.3%
------------------------------------
Thrifts & Mortgage Finance      7.1%
------------------------------------
Tobacco                         6.2%
------------------------------------
Metals & Mining                 5.8%
------------------------------------
Aerospace and Defense           5.7%
------------------------------------
Insurance                       5.6%
------------------------------------
Diversified Financial Services  5.1%
------------------------------------
Commercial Banks                5.0%
------------------------------------
Electric Utilities              3.9%
------------------------------------
Commercial Services & Supplies  3.0%
------------------------------------
Food & Staples Retailing        3.0%
------------------------------------
Media                           2.9%
------------------------------------
Multi-Utilities &
  Unregulated Power             2.9%
------------------------------------
Household Durables              2.8%
------------------------------------
Hotels, Restaurants & Leisure   2.6%
------------------------------------
Chemicals                       2.5%
------------------------------------
Containers & Packaging          2.2%
------------------------------------
Paper & Forest Products         2.1%
------------------------------------
Other                          12.1%
------------------------------------
High-Grade Short-Term
  Investments                   2.5%
------------------------------------

COUNTRIES
(as a % of total investments)
------------------------------------
United States                  79.9%
------------------------------------
United Kingdom                  5.7%
------------------------------------
South Korea                     5.1%
------------------------------------
Italy                           3.1%
------------------------------------
Netherlands                     2.5%
------------------------------------
Other                           3.7%
------------------------------------

1 Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Shareholder
       MEETING REPORT

The annual shareholder meeting was held on March 22, 2005, in Chicago at Nuveen's headquarters.

                                                                                                               JTA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Common and
                                                                                              Preferred shares      Preferred shares
                                                                                               voting together       voting together
                                                                                                    as a class            as a class
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                                                                                              13,565,019                    --
   Withhold                                                                                             88,564                    --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            13,653,583                    --
====================================================================================================================================
Lawrence H. Brown
   For                                                                                              13,560,931                    --
   Withhold                                                                                             92,652                    --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            13,653,583                    --
====================================================================================================================================
Jack B. Evans
   For                                                                                              13,566,306                    --
   Withhold                                                                                             87,277                    --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            13,653,583                    --
====================================================================================================================================
William C. Hunter
   For                                                                                              13,562,298                    --
   Withhold                                                                                             91,285                    --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            13,653,583                    --
====================================================================================================================================
David J. Kundert
   For                                                                                              13,565,276                    --
   Withhold                                                                                             88,307                    --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            13,653,583                    --
====================================================================================================================================
William J. Schneider
   For                                                                                                      --                 1,749
   Withhold                                                                                                 --                    19
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                    --                 1,768
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                                                      --                 1,749
   Withhold                                                                                                 --                    19
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                    --                 1,768
====================================================================================================================================
Judith M. Stockdale
   For                                                                                              13,564,403                    --
   Withhold                                                                                             89,180                    --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            13,653,583                    --
====================================================================================================================================
Eugene S. Sunshine
   For                                                                                              13,560,488                    --
   Withhold                                                                                             93,095                    --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            13,653,583                    --
====================================================================================================================================

                        Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)
                        Portfolio of
                               INVESTMENTS June 30, 2005 (Unaudited)
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COMMON STOCKS - 100.9% (70.7% OF TOTAL INVESTMENTS)

                AEROSPACE & DEFENSE - 6.2%

      140,000   Lockheed Martin Corporation                                                                          $    9,081,800
      235,000   Raytheon Company                                                                                          9,193,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         18,275,000
------------------------------------------------------------------------------------------------------------------------------------
                CHEMICALS - 2.8%

      492,000   DSM NV, Sponsored ADR                                                                                     8,364,000
------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 5.0%

      150,000   Wachovia Corporation                                                                                      7,440,000
      120,000   Wells Fargo & Company                                                                                     7,389,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         14,829,600
------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 3.4%

      230,000   Pitney Bowes Inc.                                                                                        10,016,500
------------------------------------------------------------------------------------------------------------------------------------
                CONTAINERS & PACKAGING - 2.1%

      300,000   Packaging Corp of America                                                                                 6,315,000
------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 5.7%

      205,000   Citigroup Inc.                                                                                            9,477,150
      205,000   JPMorgan Chase & Co.                                                                                      7,240,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         16,717,750
------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 12.2%

      343,000   KT Corporation, Sponsored ADR                                                                             7,374,500
      346,500   SBC Communications Inc.                                                                                   8,229,375
      330,000   Sprint Corporation                                                                                        8,279,700
      235,000   Telecom Italia S.p.A., Sponsored ADR                                                                      6,053,600
      190,000   Verizon Communications Inc.                                                                               6,564,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         36,501,675
------------------------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 3.5%

      652,000   Korea Electric Power Corporation (KEPCO), Sponsored ADR                                                  10,216,840
------------------------------------------------------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING - 4.3%

      375,000   Albertson's, Inc.                                                                                         7,755,000
      240,625   J. Sainsbury plc, Sponsored ADR                                                                           5,017,031
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12,772,031
------------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD DURABLES - 1.7%

      207,000   Newell Rubbermaid Inc.                                                                                    4,934,880
------------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS - 1.7%

       80,000   Kimberly-Clark Corporation                                                                                5,007,200
------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 5.3%

      390,000   Aon Corporation                                                                                           9,765,600
       80,000   Hartford Financial Services Group, Inc.                                                                   5,982,400
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         15,748,000
------------------------------------------------------------------------------------------------------------------------------------


                                       12

       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                METALS & MINING - 7.4%

      404,000   Alumina Limited, Sponsored ADR                                                                       $    6,872,040
       90,000   POSCO, ADR                                                                                                3,957,300
       90,000   Rio Tinto plc, Sponsored ADR                                                                             10,972,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         21,802,140
------------------------------------------------------------------------------------------------------------------------------------
                MULTI-UTILITIES & UNREGULATED POWER - 4.2%

      110,000   Dominion Resources Inc.                                                                                   8,072,900
      180,000   United Utilities plc, Sponsored ADR                                                                       4,307,400
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12,380,300
------------------------------------------------------------------------------------------------------------------------------------
                OIL & GAS - 11.9%

       80,000   ChevronTexaco Corporation                                                                                 4,473,600
      113,400   ConocoPhillips                                                                                            6,519,366
       53,000   Eni S.p.A., Sponsored ADR                                                                                 6,794,600
      142,669   Kerr-McGee Corporation                                                                                   10,887,071
       55,000   Total SA, Sponsored ADR                                                                                   6,426,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         35,101,387
------------------------------------------------------------------------------------------------------------------------------------
                PAPER & FOREST PRODUCTS - 2.3%

      220,000   International Paper Company                                                                               6,646,200
------------------------------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS - 2.4%

      230,000   Merck & Co. Inc.                                                                                          7,084,000
------------------------------------------------------------------------------------------------------------------------------------
                ROAD & RAIL - 2.0%

       90,000   Union Pacific Corporation                                                                                 5,832,000
------------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 7.9%

      212,000   Fannie Mae                                                                                               12,380,800
      265,000   IndyMac Bancorp, Inc.                                                                                    10,793,450
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         23,174,250
------------------------------------------------------------------------------------------------------------------------------------
                TOBACCO - 8.9%

      235,000   Altria Group, Inc.                                                                                       15,195,100
      330,000   Loews Corp - Carolina Group                                                                              10,995,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         26,190,700
------------------------------------------------------------------------------------------------------------------------------------
                Total Common Stock (cost $265,516,156)                                                                  297,909,453
                --------------------------------------------------------------------------------------------------------------------
                                                                                            RATINGS**
                                                                                       -------------------
       SHARES   DESCRIPTION(1)                                         COUPON          MOODY'S         S&P                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PREFERRED SECURITIES - 12.5% (8.8% OF TOTAL INVESTMENTS)

                CAPITAL MARKETS - 1.4%

       17,500   Bear Stearns Companies, Series E                       6.150%               A3         BBB           $      901,250
       25,000   Goldman Sachs Group Inc.                               3.090%               A2          A-                  623,000
       77,700   Lehman Brothers Holdings Inc., Series F                6.500%               A3        BBB+                2,016,315
       25,000   Merrill Lynch and Company                              4.266%               A2          A-                  613,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,154,315
------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 2.2%

       41,100   Abbey National plc                                     7.375%               A2          A-                1,081,752
       23,500   Abbey National plc, Series B                           7.375%               A2           A                  629,800
       40,000   ABN AMRO Capital Trust Fund VII                        6.080%               A2           A                  994,000
       25,000   Banco Santander                                        6.410%               A2        BBB+                  631,250
       40,000   HSBC USA Inc.                                          3.870%               A2          A-                  992,800
       40,000   Royal Bank of Scotland Group plc, Series M             6.400%               A1           A                1,030,800
       40,000   Royal Bank of Scotland Group plc, Series N             6.350%               A1           A                1,014,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,375,202
------------------------------------------------------------------------------------------------------------------------------------


                                       13

                        Nuveen Tax-Advantaged Total Return Strategy Fund (JTA) (continued)
                             Portfolio of INVESTMENTS June 30, 2005 (Unaudited)
                                                                                             RATINGS*
                                                                                       -------------------
       SHARES   DESCRIPTION(1)                                         COUPON          MOODY'S         S&P                    VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER FINANCE - 1.0%

       45,000   HSBC Finance Corporation                               6.360%               A3        BBB+           $    1,147,500
       36,100   SLM Corporation, Series A                              6.970%             Baa1        BBB+                2,062,213
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,209,713
------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 1.6%

       19,500   Citigroup Inc., Series F                               6.365%              Aa3           A                1,026,675
       30,000   Citigroup Inc., Series H                               6.231%              Aa3          NA                1,601,100
        5,000   ING Group NV                                           7.050%               NA          A-                  130,750
       48,400   ING Group NV                                           7.200%               A2          A-                1,275,340
       25,600   ING Group NV                                           6.200%               A2          A-                  648,448
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,682,313
------------------------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 2.0%

       39,500   Alabama Power Company, Series A                        5.300%             Baa1        BBB+                  984,538
        9,800   Consolidated Edison Company of New York, Inc.          5.000%               A3        BBB+                  916,300
       41,500   Interstate Power and Light Company                     7.100%             Baa3        BBB-                1,136,063
       40,000   Mississippi Power Company                              5.250%               A3        BBB+                  995,200
       40,000   Savannah Electric & Power Company                      6.000%             Baa1        BBB+                1,063,200
        9,000   Southern California Edison Company, Series A           5.349%             Baa3        BBB-                  903,657
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,998,958
------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 2.0%

       72,700   Ace Ltd., Series C                                     7.800%             Baa2        BBB-                1,948,360
       40,000   Aegon NV                                               6.375%               A3          A-                1,010,800
       40,000   Genworth Financial Inc., Series A                      5.250%             Baa1        BBB+                2,116,252
       30,000   Prudential plc                                         6.750%             Baa1           A                  787,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,862,912
------------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 2.3%

       20,000   Fannie Mae                                             5.500%              Aa3         AA-                  937,000
       24,300   Fannie Mae                                             5.125%              Aa3         AA-                1,069,200
       35,000   Fannie Mae                                             5.810%              Aa3         AA-                1,715,000
       20,000   Federal Home Loan Mortgage Corporation                 5.700%              Aa3         AA-                  975,000
       18,400   Federal Home Loan Mortgage Corporation                 6.000%              Aa3         AA-                  950,360
       21,900   Federal Home Loan Mortgage Corporation                 5.000%              Aa3         AA-                  952,650
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,599,210
------------------------------------------------------------------------------------------------------------------------------------
                Total Preferred Securities (cost $36,846,298)                                                            36,882,623
                --------------------------------------------------------------------------------------------------------------------
                                                                                            RATINGS**
    PRINCIPAL                                                          STATED          -------------------
AMOUNT (000)/   DESCRIPTION(1)                           COUPON      MATURITY          MOODY'S         S&P                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS - 4.4% (3.1% OF TOTAL INVESTMENTS)

                CONSTRUCTION MATERIALS - 1.1%

$       2,800   Texas Industries Inc.                    10.250%      6/15/11               B1         BB-           $    3,258,500
------------------------------------------------------------------------------------------------------------------------------------
                HOTELS RESTAURANTS & LEISURE - 0.8%

        2,000   Park Place Entertainment                  8.875%      9/15/08              Ba2         BB-                2,237,500
------------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD DURABLES - 1.8%

        2,000   D.R. Horton, Inc.                         7.500%     12/01/07              Ba1         BB+                2,126,666
        2,000   Standard Pacific Corporation              6.500%     10/01/08              Ba2          BB                2,030,000
        1,000   Standard Pacific Corporation              9.500%      9/15/10              Ba2          BB                1,060,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,216,666
------------------------------------------------------------------------------------------------------------------------------------
                PAPER & FOREST PRODUCTS - 0.7%

        2,000   Georgia-Pacific Corp                      7.375%      7/15/08              Ba2         BB+                2,137,500
------------------------------------------------------------------------------------------------------------------------------------
                Total Corporate Bonds (cost $12,686,440)                                                                 12,850,166
                --------------------------------------------------------------------------------------------------------------------


                                       14

                                                       WEIGHTED                             RATINGS**
    PRINCIPAL                                           AVERAGE        STATED          -------------------
AMOUNT (000)/   DESCRIPTION(1)                           COUPON     MATURITY*          MOODY'S         S&P                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VARIABLE RATE SENIOR LOAN INTERESTS - 21.2% (14.9% OF TOTAL INVESTMENTS)

                AEROSPACE & DEFENSE - 1.9%

$       1,644   Hexcel, Term Loan B                       6.130%      3/01/12               B2          B+           $    1,659,605
        1,900   K & F Industries, Inc., Term Loan B       5.770%     11/18/12               B2          B+                1,925,955
        1,629   Vought Aircraft Industries, Inc.,         5.830%     12/22/11              Ba3          B+                1,653,907
                  Term Loan
          364   Vought Aircraft Industries, Inc.,            TBD          TBD              Ba3          B+                  368,909
                  Tranche B, Letter of Credit
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,608,376
------------------------------------------------------------------------------------------------------------------------------------
                AUTO COMPONENTS - 0.6%

        2,000   Federal-Mogul Corporation,                5.580%      2/24/04              N/R         N/R                1,787,917
                  Term Loan A (a)
------------------------------------------------------------------------------------------------------------------------------------
                BUILDING PRODUCTS - 0.6%

        1,870   PP Holding Corporation, Term Loan         5.580%     11/12/11               B1           B                1,881,688
------------------------------------------------------------------------------------------------------------------------------------
                CHEMICALS - 0.7%

        2,000   Rockwood Specialties Group,               5.430%      7/30/12               B1          B+                2,030,625
                  Inc., Tranche D
------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 0.9%

          703   Allied Waste North America, Inc.,            TBD          TBD               B1          BB                  705,241
                  Letter of Credit
        1,841   Allied Waste North America, Inc.,         5.373%      3/12/21               B1          BB                1,847,313
                  Term Loan B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,552,554
------------------------------------------------------------------------------------------------------------------------------------
                CONTAINERS & PACKAGING - 1.0%

          788   Owens-Illinois Group, Inc., Term Loan B   5.020%      4/01/08               B1         N/R                  795,327
          175   Smurfit-Stone Container Corporation,         TBD          TBD              Ba3         BB-                  177,244
                 Deposit-Funded Commitment
        1,392   Smurfit-Stone Container Corporation,      5.410%     11/01/11              Ba3         BB-                1,412,548
                  Term Loan B
          428   Smurfit-Stone Container Corporation,      5.290%     11/01/11              Ba3         BB-                  434,630
                  Term Loan C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,819,749
------------------------------------------------------------------------------------------------------------------------------------
                ELECTRICAL EQUIPMENT - 0.7%

        1,700   Sensus Metering Systems Inc.,             5.540%     12/17/10               B2          B+                1,720,542
                  Term Loan B-1
          255   Sensus Metering Systems Inc.,             5.530%     12/17/10               B2          B+                  258,081
                  Term Loan B-2
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,978,623
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE PROVIDERS & SERVICES - 1.7%

        1,091   Alderwoods Group, Inc., Term Loan B-2     5.280%      9/29/08               B1         BB-                1,105,457
        2,000   Davita Inc., Term Loan B (b)                 TBD          TBD               B1         BB-                2,027,657
        1,980   IASIS Healthcare LLC, Term Loan B         5.370%      6/22/11               B1          B+                2,006,341
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,139,455
------------------------------------------------------------------------------------------------------------------------------------
                HOTELS RESTAURANTS & LEISURE - 3.0%

        2,000   24 Hour Fitness Worldwide, Inc.,          6.190%      6/06/05               B1          B-                2,032,500
                  Term Loan B
        1,975   Jack in the Box, Inc., Term Loan          4.950%      1/09/10              Ba2          BB                1,994,750
        2,000   Penn National Gaming, Inc.,                  TBD          TBD              Ba3         BB-                2,030,179
                  Term Loan B (b)
          342   Venetian Casino Resort, LLC, Delayed      0.750%      6/15/11               B1          B+                    2,991
                  Draw, Term Loan (c)
        1,658   Venetian Casino Resort, LLC, Term Loan    5.240%      6/15/11               B1          B+                1,676,625
           86   Wyndham International, Inc.,                 TBD          TBD               B2           B                   86,638
                  Letter of Credit
          914   Wyndham International, Inc., Term Loan B  6.500%      4/15/11               B3           B                  920,075
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,743,758
------------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD DURABLES - 0.5%

        1,573   Sealy Mattress Company, Term Loan D       4.990%      4/06/12               B1          B+                1,583,346
------------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS - 1.0%

        2,963   Solo Cup Company, Term Loan               5.400%      2/27/11               B1          B+                2,992,866
------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 0.7%

        1,918   Conseco, Inc., Term Loan                  6.830%      6/22/10               B2         BB-                1,939,377
------------------------------------------------------------------------------------------------------------------------------------


                                       15

                        Nuveen Tax-Advantaged Total Return Strategy Fund (JTA) (continued)
                             Portfolio of INVESTMENTS June 30, 2005 (Unaudited)
                                                       WEIGHTED                             RATINGS**
    PRINCIPAL                                           AVERAGE        STATED          -------------------
AMOUNT (000)/   DESCRIPTION(1)                           COUPON     MATURITY*          MOODY'S         S&P                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IT SERVICES - 0.6%

$       1,850   Fidelity National Information Services,   4.960%      3/09/13              Ba3          BB           $    1,844,701
                  Term Loan B
------------------------------------------------------------------------------------------------------------------------------------
                MACHINERY - 0.5%

        1,371   Dresser-Rand Group Inc., Term Loan        5.438%     10/10/10               B1          B+                1,392,416
------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 4.0%

        1,980   Charter Communications Operating, LLC,    6.440%      4/07/11               B2           B                1,970,188
                  Term Loan B
        1,990   Emmis Operating Company, Term Loan        4.960%     11/10/11              Ba2          B+                2,009,070
        2,000   Metro-Goldwyn Mayer Studios, Inc.,        5.740%      4/12/12              N/R         N/R                2,009,375
                  Term Loan B
        1,915   Regal Cinemas Corporation, Term Loan      5.240%     11/10/10              Ba3         BB-                1,934,551
          859   Transwestern Publishing Company LLC,
                 First Lien Term Loan                     5.560%      2/25/11               B1          B+                  862,927
          990   Transwestern Publishing Company LLC,
                 Second Lien Term Loan                    6.800%      2/25/12               B3          B-                1,001,140
        2,219   WMG Acquisition Corp., Term Loan          5.330%      2/27/11               B1          B+                2,235,751
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12,023,002
------------------------------------------------------------------------------------------------------------------------------------
                METALS & MINING - 0.9%

        2,730   Amsted Industries Incorporated,           5.930%     10/15/10               B1         BB-                2,764,261
                  Term Loan B
------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 1.9%

        1,522   Crescent Real Estate Funding XII, L.P.,   5.361%      3/20/06              N/R         N/R                1,536,586
                  Term Loan
        1,991   General Growth Properties, Inc.,          5.580%     11/12/08              Ba2         BB+                2,007,368
                   Term Loan B
        1,960   LNR Property Corporation, Term Loan       6.210%      2/03/08               B2          B+                1,967,815
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,511,769
------------------------------------------------------------------------------------------------------------------------------------
                Total Variable Rate Senior Loan Interests (cost $62,219,221)                                             62,594,483
                --------------------------------------------------------------------------------------------------------------------

                HIGH-GRADE SHORT-TERM INVESTMENTS - 3.6% (2.5% OF TOTAL INVESTMENTS)

$      10,509   State Street Bank Euro Dollar Time Deposit, 2.600%, 7/01/05                                              10,508,080
=============-----------------------------------------------------------------------------------------------------------------------
                Total High Grade Short-Term Investments (cost $10,508,080)                                               10,508,080
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $387,776,195) - 142.6%                                                          420,744,805
                --------------------------------------------------------------------------------------------------------------------
                FundNotes - (26.4)%                                                                                     (78,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.9)%                                                                   (2,773,520)
                --------------------------------------------------------------------------------------------------------------------
                FundPreferred Shares, at Liquidation Value - (15.3)%                                                    (45,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 294,971,285
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

                    * Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

                    ** Ratings below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

                    (a) At or subsequent to June 30, 2005, this issue was under the protection of Federal Bankruptcy Court.

                    (b)  Purchased on a when-issued or delayed delivery basis.

                    (c) Position represents an unfunded loan commitment outstanding at June 30, 2005.

                    ADR  American Depository Receipt.

                    TBD Senior Loan purchased on a when-issued basis or delayed delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES June 30, 2005 (Unaudited)



-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $387,776,195)                                                                              $420,744,805
Receivables:
   Dividends                                                                                                              1,101,923
   Interest                                                                                                                 581,203
   Investments sold                                                                                                         770,242
   Reclaims                                                                                                                  57,639
Deferred FundNotes offering costs                                                                                         1,751,319
Other assets                                                                                                                 22,007
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                      425,029,138
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                                                         6,656,967
FundNotes                                                                                                                78,000,000
Accrued expenses:
   Management fees                                                                                                          200,665
   Other                                                                                                                    149,946
FundNotes interest payable                                                                                                   46,145
FundPreferred share dividends payable                                                                                         4,130
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                  85,057,853
-----------------------------------------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                                                                               45,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $294,971,285
====================================================================================================================================
Common shares outstanding                                                                                                13,855,240
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                                                                $      21.29
====================================================================================================================================


NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                                                                $    138,552
Paid-in surplus                                                                                                         262,784,819
Undistributed (Over-distribution of) net investment income                                                               (3,139,596)
Accumulated net realized gain from investments                                                                            2,218,900
Net unrealized appreciation of investments                                                                               32,968,610
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $294,971,285
====================================================================================================================================
Authorized shares:
   Common                                                                                                                 Unlimited
   FundPreferred shares                                                                                                   Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              OPERATIONS Six Months Ended June 30, 2005 (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $277,619)                                                                   $ 6,404,681
Interest                                                                                                                  2,097,422
Fees                                                                                                                          4,359
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                                   8,506,462
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                           1,850,388
FundNotes interest expense and amortization of offering costs                                                             1,019,810
FundNotes and FundPreferred shares - auction fees                                                                           152,487
FundNotes and FundPreferred shares - dividend disbursing agent fees                                                           4,938
Shareholders' servicing agent fees and expenses                                                                                 876
Custodian's fees and expenses                                                                                                60,135
Trustees' fees and expenses                                                                                                   4,237
Professional fees                                                                                                            13,019
Shareholders' reports - printing and mailing expenses                                                                        18,155
Stock exchange listing fees                                                                                                   6,026
Investor relations expense                                                                                                   31,028
Other expenses                                                                                                                  642
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                                      3,161,741
   Custodian fee credit                                                                                                        (709)
   Expense reimbursement                                                                                                   (660,436)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                              2,500,596
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     6,005,866
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments                                                                                        1,781,660
Change in net unrealized appreciation (depreciation) of investments                                                      (2,271,059)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                                                    (489,399)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                                                                                 (603,553)
From accumulated net realized gains from investments                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shareholders
   from distributions to FundPreferred shareholders                                                                        (603,553)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                                                  $ 4,912,914
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS (Unaudited)
                                                                                                                     FOR THE PERIOD
                                                                                                                            1/27/04
                                                                                                                      (COMMENCEMENT
                                                                                                                      OF OPERATIONS)
                                                                                                   SIX MONTHS ENDED         THROUGH
                                                                                                            6/30/05        12/31/04
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                   $ 6,005,866     $ 9,240,322
Net realized gain from investments                                                                        1,781,660       2,023,579
Change in net unrealized appreciation (depreciation) of investments                                      (2,271,059)     35,239,669
Distributions to FundPreferred shareholders:
   From net investment income                                                                              (603,553)       (449,287)
   From accumulated net realized gains from investments                                                          --         (55,374)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                                                        4,912,914      45,998,909
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                               (8,313,144)     (9,240,701)
From accumulated net realized gains from investments                                                             --      (1,310,064)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                                                                  (8,313,144)    (10,550,765)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of Common shares                                                                          --     263,981,000
FundPreferred shares offering costs                                                                         (77,713)     (1,080,000)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from
   capital share transactions                                                                               (77,713)    262,901,000
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares                                        (3,477,943)    298,349,144
Net assets applicable to Common shares at the beginning of period                                       298,449,228         100,084
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period                                             $294,971,285   $298,449,228
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of period                         $ (3,139,596)  $   (228,765)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CASH FLOWS Six Months Ended June 30, 2005 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                                                 $  4,912,914
Adjustments to Reconcile the Net Increase in Net Assets Applicable to Common Shares from Operations to Net Cash Provided by Operating Activities:
   Purchases of investment securities                                                                                   (65,148,321)
   Proceeds from disposition of short-term investment securities, net                                                     6,401,168
   Proceeds from disposition of investment securities                                                                    59,576,980
   Amortization/(Accretion) of discounts and premiums, net                                                                  113,613
   Increase in dividends receivable                                                                                         (23,464)
   Increase in interest receivable                                                                                           (6,928)
   Increase in receivable from investments sold                                                                            (639,018)
   Increase in reclaims receivable                                                                                          (33,498)
   Increase in other assets                                                                                                 (17,889)
   Increase in payable for investments purchased                                                                          2,656,967
   Decrease in management fees payable                                                                                       (2,042)
   Increase in other liabilities                                                                                             21,433
   Decrease in FundPreferred share dividends payable                                                                         (2,453)
   Net realized gain from investments                                                                                    (1,781,660)
   Change in net unrealized (appreciation)/depreciation of investments                                                    2,271,059
   Net realized (gain)/loss from paydowns                                                                                    26,180
-----------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by operating activities                                                                              8,325,041
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                                                                           (8,313,144)
FundNotes:
   Deferred offering costs                                                                                                   24,694
   Increase in FundNotes interest payable*                                                                                   41,122
FundPreferred shares offering costs                                                                                         (77,713)
-----------------------------------------------------------------------------------------------------------------------------------
   Net cash used in financing activities                                                                                 (8,325,041)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                                                  --
Cash at the beginning of period                                                                                                  --
-----------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                                                              $         --
====================================================================================================================================

* Cash paid for interest on FundNotes during the six months end June 30, 2004 was $948,293.

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Tax-Advantaged Total Return Strategy Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JTA." The Fund was organized as a Massachusetts business trust on October 1, 2003.

Effective January 1, 2005, Nuveen Institutional Advisory Corp. ("NIAC"), the Fund's previous Adviser, and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NIAC or NAC.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 by the Adviser, and the recording of the organization expenses ($11,500) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation by investing primarily in a portfolio of dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that qualify for favorable federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The Fund will also invest to a more limited extent in preferred securities that are eligible to pay tax-advantaged dividends, as well as senior loans (both secured and unsecured), domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high yield debt securities, that are not eligible to pay tax-advantaged dividends.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and senior loans are generally provided by an independent pricing service approved by the Fund's Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees designee. Short-term securities are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2005, the Fund had outstanding delayed delivery purchase commitments of $4,000,000.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior loans. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Prior to December 1, 2004, the Fund declared monthly income distributions to Common shareholders. Commencing with the Fund's December 1, 2004 dividend declaration, payable December 30, 2004, the Fund intends to make monthly cash distributions to Common Shareholders of a stated dollar amount based primarily on the Fund's net investment income but also secondarily on net realized capital gains and/or on net unrealized capital gains in the Fund's portfolio (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). The Fund seeks to maintain a stable distribution level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shares, if any, and interest and required principal payments on borrowings, if any. Under the Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and would be treated by shareholders as a return of capital for tax purposes. Distributions during the first six months of the fiscal year are classified as having been paid from net investment income; consequently, this will negatively impact the amount of undistributed net investment income shown in the financial statements in this semiannual report. The final determination of the source of all distributions for the year are made after the end of the year and reflected in the financial statements contained in the annual report.

FundNotes
Effective April 23, 2004, the Fund issued 3,120 Series F FundNotes, $25,000 stated value per share, that mature on April 24, 2034. The interest rate is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period. For the six months ended June 30, 2005, the average daily balance of FundNotes was $78 million with an average annualized interest rate of 2.64%.

FundPreferred Shares
Effective May 6, 2004, the Fund issued 1,800 Series W FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period.

Derivative Financial Instruments
The Fund may use derivatives or other transactions for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange risk and the risk of increases in interest rates. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investment during the six months ended June 30, 2005.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs
Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,500) and pay all Common share offering costs (other than the sales load) that exceed $.04 per Common share. The Fund's share of Common share offering costs of $554,000 was recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by the Fund in connection with its offering of FundNotes ($1,840,000) were recorded as a deferred charge which will be amortized over the 30 year life of the FundNotes and included with FundNote Interest Expense on the Statement of Operations.

Costs incurred by the Fund in connection with its offering of FundPreferred shares ($1,157,713) were recorded as a reduction to paid-in surplus.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
The Fund did not engage in transactions in its own shares during the six months ended June 30, 2005.

During the period January 27, 2004 (commencement of operations) through December 31, 2004, the Fund sold 13,850,000 Common shares, 3,120 FundNotes and 1,800 FundPreferred shares.

3. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) during the six months ended June 30, 2005, aggregated $65,148,321 and $59,576,980, respectively.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization on debt securities and timing differences in recognizing certain gains and losses on investment transactions.

At June 30, 2005, the cost of investments was $388,080,380.

The net unrealized appreciation of investments at June 30, 2005, aggregated $32,664,425 of which $42,246,782 related to appreciated securities and $9,582,357 related to depreciated securities.

The tax components of undistributed net ordinary income and net realized gains at December 31, 2004, the Fund's last fiscal year end, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                                     $446,929
Undistributed net long-term capital gains                                     --
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the period January 27, 2004 (commencement of operations) through December 31, 2004, the Fund's last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

--------------------------------------------------------------------------------
Distributions from net ordinary income *                             $11,048,843
Distributions from net long-term capital gains                                --
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. As of July 31, 2005, the complex-level fee rate was .1899%.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .7000%
For the next $500 million                                                 .6750
For the next $500 million                                                 .6500
For the next $500 million                                                 .6250
For Managed Assets over $2 billion                                        .6000
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ") and Symphony Asset Management, LLC ("Symphony"). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depository Receipts ("ADRs"). Symphony manages the portion of the Fund's investment portfolio allocated to senior loans and other debt instruments. NWQ and Symphony are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
JANUARY 31,                                  JANUARY 31,
--------------------------------------------------------------------------------
2004*                     .32%                       2009                   .32%
2005                      .32                        2010                   .24
2006                      .32                        2011                   .16
2007                      .32                        2012                   .08
2008                      .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012.

6. COMMITMENTS
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2005, there were unfunded senior loan commitments of $2,991.

7. SENIOR LOAN PARTICIPATION COMMITMENTS
With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or
3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At June 30, 2005, there were no such outstanding participation commitments.

8. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER
In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and the Adviser, which resulted in the automatic termination of the agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved a new ongoing investment management agreement for the Fund and the submission of the agreement for approval by the Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreement took effect upon such settlement.

9. SUBSEQUENT EVENT -- DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Fund declared a distribution of $.1000 per Common share which was paid on August 1, 2005, to shareholders of record on July 15, 2005. The fund also declared a capital gains distribution of $.0308 per share, which was also paid on August 1, 2005, to shareholders of record on July 15, 2005.

Financial
       HIGHLIGHTS (Unaudited)

                        Financial
                               HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout the period:
                                                      Investment Operations                                 Less Distributions
                                 ------------------------------------------------------------------  -------------------------------
                                                              Distributions   Distributions
                                                                   from Net            from                 Net
                     Beginning                                   Investment         Capital          Investment    Capital
                        Common                         Net        Income to        Gains to           Income to   Gains to
                         Share          Net      Realized/    FundPreferred   FundPreferred              Common     Common
                     Net Asset   Investment     Unrealized           Share-          Share-              Share-     Share-
                         Value     Income(a)    Gain (Loss)         holders+        holders+  Total     holders    holders    Total
====================================================================================================================================
Year Ended 12/31:
2005(c)                 $21.54         $.43         $ (.03)           $(.04)           $ --   $ .36       $(.60)      $ --    $(.60)
2004(b)                  19.10          .67           2.69             (.03)             --    3.33        (.67)      (.10)    (.77)
====================================================================================================================================
                                                                   Total Returns
                                                                ------------------
                                                                           Based
                           Offering                                           on
                          Costs and        Ending                         Common
                      FundPreferred        Common               Based      Share
                              Share         Share     Ending       on        Net
                       Underwriting     Net Asset     Market    Market     Asset
                          Discounts         Value      Value     Value**   Value**
==================================================================================
Year Ended 12/31:
2005(c)                       $(.01)       $21.29     $19.90      6.04%     1.64%
2004(b)                        (.12)        21.54      19.35        .91    17.18
==================================================================================
                                                      Ratios/Supplemental Data
                   ----------------------------------------------------------------------------------------------
                                      Before Credit/Reimbursement     After Credit/Reimbursement***
                                    -----------------------------    ------------------------------
                                                   Ratio of Net                      Ratio of Net
                                      Ratio of       Investment        Ratio of        Investment
                        Ending        Expenses        Income to        Expenses         Income to
                           Net      to Average          Average      to Average           Average
                        Assets      Net Assets       Net Assets      Net Assets        Net Assets
                    Applicable      Applicable       Applicable      Applicable        Applicable      Portfolio
                     to Common       to Common        to Common       to Common         to Common       Turnover
                   Shares (000)         Shares++         Shares++        Shares++          Shares++         Rate
=================================================================================================================
Year Ended 12/31:
2005(c)               $294,971            2.16%*           3.65%*          1.71%*            4.10%*           15%
2004(b)                298,449            1.80*            3.30*           1.37*             3.73*            16
=================================================================================================================

                                   FundNotes at End of Period                  FundPreferred Shares at End of Period
                    ----------------------------------------------------    -----------------------------------------
                      Aggregate        Average Market              Asset      Aggregate      Liquidation
                         Amount             Value Per       Coverage Per         Amount       and Market        Asset
                    Outstanding            $25,000 of          $1,000 of    Outstanding            Value     Coverage
                           (000)     Principal Amount   Principal Amount           (000)       Per Share    Per Share
=====================================================================================================================
Year Ended 12/31:
2005(c)                 $78,000               $25,000             $5,359        $45,000          $25,000     $188,873
2004(b)                  78,000                25,000              5,403         45,000           25,000      190,805
=====================================================================================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement.

+    The amounts shown are based on Common share equivalents.

++   o Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
     o Income ratios reflect income earned on assets attributable to FundPreferred shares and Fundnotes.

     o Each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares includes the effect of the interest expense paid on FundNotes as follows:

     Ratio of FundNotes Interest
     Expense and Amortization of
     FundNotes Offering Costs to Average
     Net Assets Applicable to
     Common Shares
     ------------------------
     2005(c)            .70%*
     2004(b)            .37*

(a) Per share Net Investment Income is calculated using the average daily shares method.

(b) For the period January 27, 2004 (commencement of operations) through December 31, 2004.

(c)  For the six months ended June 30, 2005.


                                  28-29 SPREAD

                                 See accompanying notes to financial statements.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS



At a meeting held on May 10-12, 2005, the Board of Trustees of the Fund, including the independent Trustees, unanimously approved the Investment Management Agreement between the Fund and NAM and the Sub-Advisory Agreements between NAM and Symphony and NWQ (each a "Sub-Adviser") (NAM and the Sub-Advisers are each a "Fund Adviser").

THE APPROVAL PROCESS
To assist the Board in its evaluation of an advisory contract with a Fund Adviser, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by the Fund Adviser; the organization of the Fund Adviser, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below and with recognized and/or customized benchmarks (as appropriate); the profitability of the Fund Adviser and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of the Fund Adviser in providing the various services; the advisory fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of the Fund Adviser's management fees with the fees the Fund Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Fund Adviser; and the expenses of the Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. In addition, the independent Trustees noted that each Sub-Adviser also previously made written or oral presentations to the Board providing the respective Sub-Adviser with the opportunity to explain its investment strategies, discuss market conditions, and highlight any material issues. Many of these presentations were part of site visits by the Board throughout the year. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each advisory contract (which includes sub-advisory contracts) with a Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and
(e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In evaluating the nature, extent and quality of the respective Fund Adviser's services, the Trustees reviewed information concerning the types of services that a Fund Adviser or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and recognized benchmarks and/or customized benchmarks (as described in further detail in Section B below); information describing the Fund Adviser's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of the applicable Fund Adviser. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of the Fund Adviser's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of the Fund Adviser. In their review of the advisory contracts for the fixed income funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Fund, other Nuveen funds and the Fund Advisers, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Fund Advisers.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates provide the Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, a Fund Adviser's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services. Further, as the Fund utilizes Sub-Advisers, the Trustees considered NAM's ability and procedures to monitor the respective Sub-Adviser's performance, business practices and compliance policies and procedures. In this regard, the Trustees noted the role of NAM's investment oversight committee, including its increased personnel, the responsibilities and experience of the staff, and procedures to monitor Sub-Advisers, including the use of site visits.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Fund, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

In evaluating the services of the Sub-Advisers, the independent Trustees noted that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the respective Sub-Adviser was not expected to supply other significant administrative services to the Fund.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were quite satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS
As previously noted, the Board received a myriad of performance information regarding the Fund and its Peer Group, if available. Among other things, the Board received materials reflecting the Fund's historic performance, the Fund's performance compared to its Peer Group (as available), and its performance compared to recognized and/or customized benchmarks (as applicable). The Trustees reviewed performance information including, among other things, total return information compared with a Fund's Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2004. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the management fees and expenses that the Fund is expected to bear, the Trustees considered the Fund's current management fee structure, the sub-advisory fee arrangements and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of the respective Fund Adviser, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect These Economies of Scale." In its review, the Trustees noted that all taxable closed-end exchange-traded Nuveen funds had net expense ratios below or within an acceptable range compared to peers.

   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further compared the fees of NAM to the fees NAM or an affiliate thereof assessed for other types of clients (such as separate managed accounts as well as fees charged on funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams). With respect to separately managed accounts, the advisory fees to such separate managed accounts are generally lower than those charged to the Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Fund, com-

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



   pared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Fund including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate the Fund merit the higher fees than those to separate managed accounts.

   In considering the fees of the Sub-Advisers, the Trustees also considered the pricing schedule the respective Sub-Adviser charges for similar investment management services for other fund sponsors or clients. With respect to Symphony, the Trustees also compared the sub-advisory fees to the significantly higher fees assessed to hedge funds advised by Symphony. Generally, the sub-advisory fees were at the lower end of the Sub-Adviser's fee schedule.

3. PROFITABILITY OF ADVISERS
In conjunction with its review of fees, the Trustees also considered the profitability of NAM (which incorporated Nuveen's wholly-owned subsidiaries - NWQ and Symphony). The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed the Fund Adviser's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with the Fund was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the Fund, the Trustees determined that the advisory fees and expenses of the Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE
In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for the Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Fund for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. The Trustees also considered the soft dollar arrangements of the Sub-Advisers. The Trustees noted that NWQ has engaged in soft dollar arrangements. With respect to such Sub-Adviser, the Trustees considered that the respective Sub-Adviser benefits from its soft dollar arrangements pursuant to which such Sub-Adviser receives research from brokers that execute the Fund's portfolio transactions. The Trustees received and reviewed materials concerning such Sub-Adviser's brokerage practices, including its broker allocation policies and procedures, the types of research and brokerage services received, the brokers providing such services, and the dollar amount of commissions allocated to brokers for soft dollar arrangements for the last calendar year. In considering the types of research received, the Trustees noted that such Sub-Adviser either has already limited (or has agreed to modify its practices to limit) the use of soft dollars to research with intellectual content. The Trustees recognized that such Sub-Adviser's profitability may be lower if the Sub-Adviser was required to pay for this research with hard dollars. With respect to Symphony, the Trustees noted that such Sub-Adviser does not use soft dollar arrangements.

In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. In this regard, for Nuveen funds with outstanding preferred shares and new closed-end funds, the Trustees also considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. OTHER CONSIDERATIONS
Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which would ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the Investment Management Agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with the Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for the Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether the Fund's fee structure or expense ratio would change; any changes to the current practices of the Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

In addition to the foregoing, a change in control of NAM may be deemed an assignment of the Sub-Advisory Agreement between NAM and the respective Sub-Adviser. Further, NWQ and Symphony are wholly-owned subsidiaries of Nuveen. Accordingly, the change of control of Nuveen would also result in a change of control of such Sub-Advisers resulting in the automatic termination of their existing Sub-Advisory Agreements. The Board therefore considered approval of a New Sub-Advisory Agreement with each Sub-Adviser in light of the anticipated change of control. More specially, the Board considered approval of each New Sub-Advisory Agreement on substantially identical terms as the respective Original Sub-Advisory Agreement, to take effect after the change of control has occurred and the agreement has been approved by Fund shareholders. In reviewing the impact of the St. Paul divestiture on the respective Sub-Adviser, the Board considered the same factors as outlined previously with respect to their review of NAM. As with NAM, the Board concluded that the St. Paul divestiture would not affect the nature and quality of services provided by the respective Sub-Adviser, the terms of the Sub-Advisory Agreement, including the fees paid thereunder, and would not materially affect the organization or operations of the Sub-Adviser. Accordingly, the Board determined that their analysis of the various factors regarding their review and approval of the respective Sub-Adviser would continue to apply following the change in control.

G. APPROVAL
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund, that the renewal of the NAM Investment Management Agreement and each Sub-Advisory Agreement should be approved, and that the new, post-change of control NAM Investment Management Agreement and the Sub-Advisory Agreements be approved and recommended to shareholders.

Reinvest Automatically
         EASILY AND CONVENIENTLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION



In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26. 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.



BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $120 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                        o Share prices
                                        o Fund details
           Learn more                   o Daily financial news
about Nuveen Funds at                   o Investor education
   WWW.NUVEEN.COM/ETF                   o Interactive planning tools


Logo: NUVEEN Investments

                                                                     ESA-C-0605D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Total Return Strategy Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: September 7, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: September 7, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: September 7, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.